General California
Municipal Money
Market Fund

SEMIANNUAL REPORT
May 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

The Fund

General California
Municipal Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for General California Municipal Money Market Fund, covering the six-month period from December 1, 2000 through May 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

While the past six months have been difficult for the U.S. economy, we have recently seen signs that improvement may be in sight. The Federal Reserve Board's aggressive easing of monetary policy produced a 2.5 percentage-point drop in short-term interest rates, a move designed to stimulate economic growth by reducing borrowing costs for corporations and consumers. Passage of a $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current economic slowdown should give way to renewed economic growth later this year.

The implications of this economic scenario may be positive for the tax-exempt money markets, which may produce higher yields if the economy gains momentum. Even in the recent low interest-rate environment, money markets served investors well by effectively sheltering assets from the volatility that roiled the stock and high yield bond markets when economic conditions deteriorated earlier this year.

Of course, our economic perspectives may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2001

2


DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did General California Municipal Money Market Fund perform during the period?

For the six-month period ended May 31, 2001, the fund's Class A shares produced a 2.60% annualized yield, and Class B shares produced a 2.19% annualized yield. Taking into account the effects of compounding, the fund's Class A and Class B shares provided annualized effective yields of 2.64% and 2.21%, respectively, during the same period.(1)

We attribute the fund's good performance primarily to our strategy of capturing high current yields for as long as we deemed practical while interest rates declined.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal and California state personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity.

In doing so, we employ two primary strategies. First, we attempt to add value by constructing a portfolio of high quality, tax-exempt money market instruments from California tax-exempt issuers. Second, we actively manage the portfolio's average maturity in anticipation of what we believe are supply-and-demand changes in the short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the portfolio, which could enable us to take advantage of opportunities when short-term supply increases. Generally, yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities that are generally issued with maturities in the one-year range may in turn lengthen the portfolio's weighted average maturity. If we anticipate limited new-issue supply, we may then look to extend the portfolio's average maturity to maintain then current yields for as long as we believe prac-

                                                                      The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

tical. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

Falling interest rates in a weakening economy represented an important driver of the fund's performance. Economic weakness was particularly severe in the manufacturing sector, where slower sales and abnormally high inventories of unsold goods led to workforce layoffs and lower stock prices. In an effort to stimulate economic growth during the reporting period, the Federal Reserve Board reduced its target for short-term interest rates by 250 basis points in five separate moves. In this declining interest-rate environment, yields on tax-exempt money market instruments generally fell.

The fund and market were also affected by California's energy crisis. Although the state began the reporting period in very good fiscal condition, the need to purchase electricity at high prices reduced California's budget surplus. This sudden downturn in the state's fiscal health caused yields to rise, erasing the yield differences that typically exist between California securities and those of "non-specialty" states.

Reflecting the fund's conservative stance, as of May 31, 2001, most of the fund's holdings are either insured,(2) backed by letters of credit, or highly rated by independent credit rating agencies. We have also sought to avoid securities issued by municipalities that depend on electric utilities for much of their tax revenue.

Early in the reporting period, in anticipation of falling interest rates, we extended the fund's weighted average maturity -- a measure of sensitivity to changing interest rates -- to the long end of its range. This strategy enabled us to maintain higher yields as interest rates declined. Over time, we allowed the fund's maturity stance to "roll down" naturally as its commercial paper holdings approached their redemption dates. Accordingly, as of May 31, 2001, the fund's weighted average maturity is in the neutral range, giving us greater flexibility in an uncertain economic and market environment.

4

What is the fund's current strategy?

Since most California municipalities issue the bulk of their securities in June and July, we are currently preparing for a higher volume of issuance compared to one year ago. However, we are maintaining a cautious stance until we can better determine the quality and quantity of any new California securities. As a result, our current strategy is designed to give us flexibility to move quickly and decisively in whatever direction we believe may be prudent. That's why the fund is currently focused on variable-rate demand notes ("VRDNs") with yields that are reset daily or weekly. The VDRNs afford the fund a high degree of liquidity as well as high credit quality. At the same time, the laddered portfolio of commercial paper that we established in 2000 is designed to help tide the fund over any temporary disruptions that may arise during California's issuance season. Of course, markets, strategy and portfolio composition can change at any time.

June 15, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. YIELDS PROVIDED FOR THE FUND'S CLASS B SHARES REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S CLASS B YIELDS WOULD HAVE BEEN LOWER.

(2) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                                     The Fund  5



STATEMENT OF INVESTMENTS

May 31, 2001 (Unaudited)

                                                                                               Principal
TAX EXEMPT INVESTMENTS--99.6%                                                                  Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--90.7%

ABAG Finance Authority for Non-Profit Corporations

  MFHR, VRDN (Gaia Building Project)

   2.80% (LOC; FNMA)                                                                          2,500,000  (a)           2,500,000

Adelanto Public Utility Authority, Water and Sewer Revenue

  Refunding, VRDN (Utility Systems Project) 2.70%

   (LOC; California State Teacher's Retirement)                                              10,600,000  (a)          10,600,000

Alameda Contra Costa Schools Financing Authority

  COP, VRDN (Capital Improvements Financing Projects):

      2.85% (Insured; AMBAC and LOC; Kredietbank)                                            12,220,000  (a)          12,220,000

      2.85% (LOC; Canadian Imperial Bank of Commerce)                                           900,000  (a)             900,000

Alameda County, MFHR, VRDN

  (Berkeleyan Project)

   2.80% (LOC; Wells Fargo Bank)                                                              4,395,000  (a)           4,395,000

Alameda County Industrial Development Authority

  Industrial Revenue, VRDN:

    (2923 Adeline Association Project)

         2.80% (LOC; Wells Fargo Bank)                                                        1,570,000  (a)           1,570,000

      Edward L. Shimmon Inc. Project)

         2.80% (LOC; Banque Nationale de Paris)                                               5,700,000  (a)           5,700,000

      (Meskimen Family Trust Project)

         2.80% (LOC; Banque Nationale de Paris)                                               5,900,000  (a)           5,900,000

      (Niles Machine and Tool)

         2.80% (LOC; Wells Fargo Bank)                                                        1,875,000  (a)           1,875,000
      (Plastikon Industrials Project)

         2.80% (LOC; Bank of America)                                                         4,000,000  (a)           4,000,000

      (Plyproperties Project)

         2.80% (LOC; Wells Fargo Bank)                                                        6,675,000  (a)           6,675,000

      (Spectrum Label Corp.)

         2.80% (LOC; Wells Fargo Bank)                                                        3,695,000  (a)           3,695,000

      (West Coast Pack Project)

         2.80% (LOC; LaSalle Bank)                                                            5,400,000  (a)           5,400,000

Anaheim Housing Authority, MFHR, Refunding, VRDN

  (Villas at Anaheim Hill)

   2.75% (LOC; National Bank of Canada)                                                       8,850,000  (a)           8,850,000

State of California, GO Notes 3.60%, 6/1/2001                                                 9,340,000                9,340,000

California Community College Financing Authority

   TRAN 5%, 8/13/2001 (Insured; FSA)                                                          6,500,000                6,508,529

California Health Facilities Finance Authority, Revenues

  VRDN (Adventist)

  2.90% (Insured; MBIA and Liquidity Facility; California

   State Teacher's Retirement)                                                                4,100,000  (a)           4,100,000



6
                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Housing Finance Agency, VRDN:

  Home Mortgage Revenue

    3.05% (Insured; FSA and LOC: Commerzbank and

      California State Teacher's Retirement)                                                 13,000,000  (a)          13,000,000

   MFHR 3.20%(LOC: California State Teacher's

      Retirement and Landesbank Hessen)                                                      11,650,000  (a)          11,650,000

California Infrastructure and Economic Development Bank

  IDR, VRDN:

    (Cunico Corporation Project)

         2.80% (LOC; Comerica Bank)                                                           2,040,000  (a)           2,040,000

      (Murrietta Circuits)

         2.80% (LOC; Comerica Bank)                                                           4,400,000  (a)           4,400,000

California Pollution Control Financing Authority, VRDN:

  PCR, Refunding

    (Sierra Pacific Industrials Project)

      2.70% (LOC; Bank of America)                                                            5,000,000  (a)           5,000,000

   SWDR:

      (Athens Services Project)

         2.80% (LOC; Wells Fargo Bank)                                                        5,000,000  (a)           5,000,000

      (Evergreen Distributors)

         2.75% (LOC; California State Teacher's Retirement)                                   2,430,000  (a)           2,430,000

      (Republic Services Inc. Project)

         2.80% (LOC; Bank of America)                                                         6,500,000  (a)           6,500,000

California School Cash Reserve Program Authority

   5.25%, 7/3/2001 (Insured; AMBAC)                                                          18,000,000               18,033,079

California School Facilities Financing Corporation

  COP, VRDN (Capital Improvement Financing Project)

   2.70% (LOC; Kredietbank)                                                                   9,700,000  (a)           9,700,000

California Economic Development Financing Authority

  IDR, VRDN:

    (Applied Aerospace)

         2.75% (LOC; American National Bank)                                                  2,800,000  (a)           2,800,000

      (Provena Foods Inc. Project)

         2.80% (LOC; Comerica Bank)                                                           1,925,000  (a)           1,925,000

California Statewide Communities Development Authority:

  MFHR, VRDN:

      (Aegis Pleasant Hill) 2.80% (LOC; Chase Manhattan Bank)                                 6,270,000  (a)           6,270,000

      (Canyon Creek Apts.) 2.80% (LOC; FNMA)                                                 11,800,000  (a)          11,800,000

      (Sunrise of Moraga) 3.15% (LOC; Commerzbank)                                            1,200,000  (a)           1,200,000

   TRAN, Revenue 5.25% (Insured; FSA)                                                         4,700,000                4,703,387

                                                                                                     The Fund  7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                             Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Statewide Communities Development Corporation

  Industrial Revenue, VRDN:

    (Evapco Inc. Project)

         2.90% (LOC; California State Teacher's Retirement)                                     120,000  (a)             120,000

      (Florestone Products)

         2.90% (LOC; California State Teacher's Retirement)                                   1,075,000  (a)           1,075,000

      (Setton Properties)

         2.90% (LOC; Wells Fargo Bank)                                                          600,000  (a)             600,000

Castaic Lake Water Agency, COP, Refunding

  (Water System Improvement Project)

   5.75%, 8/1/2001 (Insured; MBIA)                                                            2,920,000                2,929,251

Contra Costa County, MFHR, VRDN

  (Pincrest Apartments)

   2.75% (LOC; Citibank)                                                                      1,470,000  (a)           1,470,000

Dublin Housing Authority, MFHR, VRDN

  (Park Sierra)

   2.80% (LOC; KredietBank)                                                                   4,400,000  (a)           4,400,000

Fresno, Airport Revenue, VRDN (Merlots)

  2.86% (Insured; FSA and Liquidity Facility;

   First Union Bank)                                                                          7,000,000  (a)           7,000,000

Huntington Beach, MFHR, VRDN

   (Five Points Seniors Project) 2.77% (LOC; FNMA)                                            3,100,000  (a)           3,100,000

Irwindale, IDR, VRDN

  (Toys "R" Us Inc. Project)

   3.025% (LOC; Deutsche Bank)                                                                3,000,000  (a)           3,000,000

Los Angeles, MFHR, VRDN:

  (Beverly Park Apartments)

      2.65% (LOC; Federal Home Loan Bank)                                                     9,600,000  (a)           9,600,000

   (Fountain Park Project)

      2.80% (LOC; FNMA)                                                                       4,400,000  (a)           4,400,000

   Loans to Lender Program:

      2.95%, Series A (LOC; Federal Home Loan Bank)                                           6,125,000  (a)           6,125,000

      2.95%, Series B (LOC; Federal Home Loan Bank)                                           6,500,000  (a)           6,500,000

Los Angeles County, GO Notes, TRAN

   5%, 6/29/2001                                                                             22,250,000               22,272,827

Los Angeles California Union School District, TRAN

   5.25%, 10/3/2001                                                                           4,700,000                4,743,787

Newport Beach, Revenues, VRDN

   (Hoag Memorial Hospital) 3%                                                                8,400,000  (a)           8,400,000

Orange County Apartment Development, Revenue, VRDN

  (Foothill Oaks Apartments)

   2.60% (LOC; Bank of America)                                                               5,000,000  (a)           5,000,000

8


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Orange County Improvement Board, Special Tax Revenue

  VRDN (Act of 1915 Assessment District No. 88-1)

   2.90% (LOC: Kredietbank and Societe Generale)                                              6,641,000  (a)           6,641,000

Oxnard Industrial Development Financing Authority, IDR

  VRDN:

    (Accurate Engineering Project)

         2.75% (LOC; California State Teacher's Retirement)                                   2,155,000  (a)           2,155,000

      (Western Saw Manufacturers)

         2.75% (LOC; California State Teacher's Retirement)                                   3,390,000  (a)           3,390,000

Pleasant Hill Redevelopment Agency, MFHR

   VRDN (Chateau III Project) 4.30% (LOC; Commerzbank)                                        1,760,000  (a)           1,760,000

Port Oakland, Revenue, VRDN

  (Merlots) 2.86%

   (Insured; FGIC and LOC; First Union Bank)                                                 10,000,000  (a)          10,000,000

Riverside County Housing Authority, MFHR, Refunding

  VRDN (Amanda Park Project)

   2.80% (LOC; Federal Home Loan Bank)                                                        5,000,000  (a)           5,000,000

Riverside-San Bernardino Housing and Finance Agency, LR

   VRDN 2.85% (LOC; Societe Generale)                                                        10,000,000  (a)          10,000,000

San Diego Area Housing and Finance Agency, LR

   VRDN 2.90% (LOC; Societe Generale)                                                        32,500,000  (a)          32,500,000

San Francisco City & County Airport Commission

  International Airport Revenue, VRDN

   5.60%, 5/1/2001 (Insured; FSA)                                                             2,000,000                2,046,482

San Leandro, MFHR, VRDN

   (Carlton Plaza) 3.15% (LOC; Commerzbank)                                                   4,220,000  (a)           4,220,000

Santa Rosa Elementary/High School District, TRAN

   5%, 7/20/2001                                                                             10,000,000               10,010,431

Sonoma Valley Unified School District, TRAN

   5%, 7/20/2001                                                                              5,000,000                5,005,215

Southern California Public Power Authority

  Electric Light and Power Revenues, Refunding

  (Southern Transmission Project)

   4.625%, 7/1/2001 (Insured; MBIA)                                                           2,380,000                2,381,565

Stanislaus County Office of Education, GO Notes

   TRAN 5%, 8/10/2001                                                                        10,000,000               10,019,438

Victor Valley Joint Union High School District

   TRAN 5%, 7/12/2001                                                                         5,000,000                5,004,308

West and Center Basin Financing Authority

  Water Revenue, Refunding

   (West Basin Project) 4.50%, 8/1/2001                                                       1,250,000                1,251,415

                                                                                                     The Fund  9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                            Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                          Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Yuba County, GO Notes, TRAN 4.25%, 10/11/2001                                                12,500,000               12,515,189

U.S. RELATED--8.9%

Commonwealth of Puerto Rico, GO Notes

   5.50% 7/1/2001 (Insured; MBIA)                                                             1,475,000                1,476,847

Commonwealth of Puerto Rico

  Government Development Bank, CP:

      3.10%, 9/21/2001                                                                       14,946,000               14,946,000

      3.15%, 9/21/2001                                                                       10,000,000               10,000,000

      3%, 9/28/2001                                                                           1,924,000                1,924,000

Commonwealth of Puerto Rico Public Improvement

   GO Notes 5.50%, 7/1/2001 (Insured; AMBAC)                                                  5,000,000                5,011,442

Puerto Rico Industrial Tourist Educational, Medical and

  Environmental Control Facilities, Revenue, VRDN

   (Bristol-Myers Squibb Project) 2.65%                                                       7,600,000  (a)           7,600,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $456,234,489)                                                             99.6%              456,274,192

CASH AND RECEIVABLES (NET)                                                                          .4%                2,026,580

NET ASSETS                                                                                       100.0%              458,300,772

10


Summary of Abbreviations

AMBAC               American Municipal Bond            IDR                 Industrial Development Revenue
                       Assurance Corporation
                                                       LOC                 Letter of Credit
COP                 Certificate of Participation
                                                       LR                  Lease Revenue
CP                  Commercial Paper
                                                       MBIA                Municipal Bond Investors Assurance
FGIC                Financial Guaranty Insurance                              Insurance Corporation
                       Company
                                                       MFHR                Multi-Family Housing Revenue
FNMA                Federal National Mortgage
                       Association                     PCR                 Pollution Control Revenue

FSA                 Financial Security Assurance       SWDR                Solid Waste Disposal Revenue

GO                  General Obligation                 TRAN                Tax and Revenue Anticipation Notes

                                                       VRDN                Variable Rate Demand Notes


















Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1,A2                              96.0

AAA/AA (b)                       Aaa/Aa (b)                      AAA/AA (b)                                        4.0

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE -- SUBJECT TO PERIODIC
     CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(C)  AT MAY 31, 2001, THE FUND HAD $143,740,000, (31.4% OF NET ASSETS) INVESTED
     IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON
     REVENUES GENERATED FROM HOUSING PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  11


STATEMENT OF ASSETS AND LIABILITIES

May 31, 2001 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           456,234,489   456,274,192

Interest receivable                                                   5,898,300

Prepaid expenses                                                         44,824

                                                                    462,217,316
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           217,219

Cash overdraft due to Custodian                                       3,613,327

Accrued expenses                                                         85,998

                                                                      3,916,544
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      458,300,772
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     458,379,785

Accumulated net realized gain (loss) on investments                    (118,716)

Accumulated gross unrealized appreciation on investments                 39,703
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      458,300,772

NET ASSET VALUE PER SHARE

                                                         Class A       Class B
--------------------------------------------------------------------------------

Net Assets ($)                                        450,161,098     8,139,674

Shares Outstanding                                    450,242,173     8,137,612
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                1.00          1.00

SEE NOTES TO FINANCIAL STATEMENTS.

12


STATEMENT OF OPERATIONS

Six Months Ended May 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,415,020

EXPENSES:

Management fee--Note 2(a)                                            1,323,212

Shareholder servicing costs--Note 2(c)                                 124,476

Custodian fees                                                          29,228

Professional fees                                                       17,692

Registration fees                                                       14,530

Prospectus and shareholders' reports                                    13,853

Trustees' fees and expenses--Note 2(d)                                  10,116

Distribution fees (Class B)--Note 2(b)                                   8,515

Miscellaneous                                                            5,920

TOTAL EXPENSES                                                       1,547,542

Less--reduction in shareholder servicing costs

  due to undertaking--Note 2(c)                                         (1,812)

NET EXPENSES                                                         1,545,730

INVESTMENT INCOME--NET                                               6,869,290
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                 80,750

Net unrealized appreciation (depreciation) on investments                6,585

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  87,335

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,956,625

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  13


STATEMENT OF CHANGES IN NET ASSETS

                                                                               Six Months Ended
                                                                                 May 31, 2001                           Year Ended
                                                                                  (Unaudited)                    November 30, 2000
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                               6,869,290                        17,132,191

Net realized gain (loss) on investments                                                 80,750                            16,992

Net unrealized appreciation
   (depreciation) on investments                                                         6,585                            33,118

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                                                         6,956,625                        17,182,301
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                                                      (6,776,811)                      (16,825,975)

Class B shares                                                                         (92,479)                         (306,216)

TOTAL DIVIDENDS                                                                     (6,869,290)                      (17,132,191)
------------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold:

Class A shares                                                                   1,583,455,298                     2,496,093,505

Class B shares                                                                      19,658,856                        55,257,955

Dividends reinvested:

Class A shares                                                                       6,350,903                        16,006,356

Class B shares                                                                          90,599                           303,379

Cost of shares redeemed:

Class A shares                                                                  (1,736,784,667)                    (2,438,984,993)

Class B shares                                                                     (21,559,474)                       (62,928,570)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS                                               (148,788,485)                        65,747,632

TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (148,701,150)                        65,797,742
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                                607,001,922                        541,204,180

END OF PERIOD                                                                      458,300,772                        607,001,922

SEE NOTES TO FINANCIAL STATEMENTS.

14


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                      Six Months Ended                                    Four Months Ended
                                        May 31, 2001          Year Ended November 30,         November 30,      Year Ended July 31,
                                                        ----------------------------------------------------------------------------
CLASS A SHARES                           (Unaudited)        2000       1999       1998            1997(a)         1997       1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                          1.00        1.00       1.00       1.00               1.00         1.00       1.00

Investment Operations:

Investment income--net                          .013        .030       .024       .027               .010         .029       .029

Distributions:

Dividends from
   investment income--net                      (.013)      (.030)     (.024)     (.027)             (.010)       (.029)     (.029)

Net asset value, end of period                  1.00        1.00       1.00       1.00               1.00         1.00       1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                2.63(b)     3.04       2.44       2.78               2.96(b)      2.95       2.94
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                            .58(b)      .58        .61        .64                .70(b)       .64        .65

Ratio of net investment income

   to average net assets                        2.60(b)     2.98       2.42       2.74               2.97(b)      2.91       2.91
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                               450,161     597,054    523,890    335,726            361,102      327,226    390,155

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO NOVEMBER 30.

(B) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  15




FINANCIAL HIGHLIGHTS (CONTINUED)

                                      Six Months Ended                                    Four Months Ended
                                        May 31, 2001          Year Ended November 30,         November 30,     Year Ended July 31,
                                                       ----------------------------------------------------------------------------
CLASS B SHARES                           (Unaudited)        2000       1999       1998            1997(a)         1997    1996(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                          1.00        1.00       1.00       1.00               1.00         1.00       1.00

Investment Operations:

Investment income--net                          .013        .026       .020       .024               .009         .026       .025

Distributions:

Dividends from
   investment income--net                      (.013)      (.026)     (.020)     (.024)             (.009)       (.026)     (.025)

Net asset value, end of period                  1.00        1.00       1.00       1.00               1.00         1.00       1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                2.21(c)     2.63       2.06       2.39               2.57(c)      2.61       2.56
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                           1.00(c)     1.00        .95       1.00               1.00(c)      1.00       1.00

Ratio of net investment income

   to average net assets                        2.17(c)     2.53       2.06       2.34               2.62(c)      2.52       2.45

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                       .04(c)      .05        .13        .07                .13(c)       .07        .08
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                 8,140       9,948     17,314      8,760              2,669          928      5,475

(A)  THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO NOVEMBER 30.

(B)  FROM AUGUST 1, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO JULY 31, 1996.

(C) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

16


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

General California Municipal Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal and State of California income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A and Class B. Class A shares and Class B shares are identical except for the services offered to and the expenses borne by each class and certain voting rights. Class B shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the Act and, in addition, Class B shares are charged directly for sub-accounting services provided by Service Agents (a securities dealer, financial institution or other industry professional) at an annual rate of .05% of the value of the average daily net assets of Class B shares.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                                     The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $12,185 during the period ended May 31, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

18

The fund has an unused capital loss carryover of approximately $200,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2000. If not applied, $105,000 of the carryover expires in fiscal 2002, $33,000 expires in fiscal 2003, $19,000 expires in fiscal 2004, $21,000 expires in fiscal 2005, $9,000 expires in fiscal 2006 and $13,000 expires in fiscal 2007.

At May 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1 1/2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2001, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Distribution Plan with respect to Class B ("Class B Distribution Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B shares bear directly the cost of preparing, printing and distributing prospectuses and statements of additional information and of implementing and operating the Class B Distribution Plan. In addition, Class B shares reimburse the Distributor for payments made to third parties for distributing their shares at an annual rate up to .20 of 1% of the value of the average daily net assets of Class B shares. During the period ended May 31, 2001, Class B shares were charged $8,515 pursuant to the Distribution Plan.

                                                                    The Fund  19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Under the Shareholder Services Plan with respect to Class A ("Class A Shareholder Services Plan"), Class A shares reimburse the Distributor, an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of Class A for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2001, Class A shares were charged $64,229 pursuant to the Class A Shareholder Services Plan.

Under the Shareholder Services Plan with respect to Class B ("Class B Shareholder Services Plan"), Class B shares pay the Distributor for the provision of certain services to the holders of Class B shares, at an annual rate of .25 of 1% of the value of the average daily net assets of Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class B shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of their services. The Distributor determines the amounts to be paid to Service Agents.

The Manager had undertaken from December 1, 2000 through May 31, 2001, that if the aggregate expenses of Class B shares, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceeded 1% of the value of the average daily net assets of Class B, the Manager would reimburse the expenses of the fund under the Class B Shareholder Services Plan to the extent of any excess expense and up to the full fee payable under the Class B Shareholder Services Plan. During the period ended May 31, 2001, Class B shares were charged $10,643 of which $1,812 was reimbursed by the Manager.

20

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2001, the fund was charged $31,388 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $50,000 and a fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

                                                                              21

                        For More Information

                        General California Municipal Money Market Fund 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor
                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  573SA0501